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                                                                   EXHIBIT 10.25

                                PLEDGE AGREEMENT

      THIS PLEDGE AGREEMENT, dated January 24, 2003, is made by RACI HOLDING, INC., a Delaware corporation (the "Pledgor"), in favor of WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association, as collateral and administrative agent (in such capacity, the "Agent") for the several banks and other financial institutions (collectively, the "Lenders") from time to time parties to the Credit Agreement, dated January 24, 2003 (as the same may be amended, supplemented, waived or otherwise modified from time to time, the "Credit Agreement"), among Remington Arms Company, Inc., a Delaware corporation ("Remington"), and RA Factors, Inc., a Delaware corporation ("Factors"; Remington and Factors are hereinafter referred to collectively as the "Borrowers"), Fleet Capital Corporation, as syndication agent, National City Commercial Finance, Inc., as documentation agent, the Agent, and the Lenders.

                              W I T N E S S E T H :

      WHEREAS, pursuant to the Credit Agreement, the Lenders have severally agreed to make loans and other extensions of credit to the Borrowers upon the terms and subject to the conditions set forth in the Credit Agreement;

      WHEREAS, the Pledgor is the legal and beneficial owner of Pledged Equity Interests (as hereinafter defined) issued by the Issuers (as hereinafter defined); and

      WHEREAS, it is a condition precedent to the obligations of the Lenders to make Revolver Loans and provide other financial accommodations to the Borrowers under the Credit Agreement that Pledgor shall have executed and delivered this Agreement to the Agent for the ratable benefit of the Lenders;

      WHEREAS, Pledgor has agreed to execute and deliver this Pledge Agreement to the Agent, for the ratable benefit of the Lenders;

      NOW, THEREFORE, in consideration of the premises the Pledgor hereby agrees with the Agent, for the ratable benefit of the Lenders, as follows:

      1.  Defined Terms.

      (a) Unless otherwise defined herein, capitalized terms defined in the Credit Agreement are used herein as defined therein.

      (b)   The following terms shall have the following meanings:

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            "Additional Pledged Equity Interests": as defined in Section 5(a).

            "Agreement": this Pledge Agreement, as the same may be amended, supplemented, waived or otherwise modified from time to time.

            "Code": the Uniform Commercial Code (or any successor statute) as adopted and in force in the State of New York or, when the laws of any other state govern the method or manner of the perfection or enforcement of any security interest in any of the Collateral, the Uniform Commercial Code (or any successor statute) of such state.

            "Collateral": all of the Pledgor's right, title and interest in and to the Pledged Equity Interests and all Proceeds thereof.

            "Issuers": the collective reference to the companies identified on
      Schedule 1 attached hereto as the issuers of the Pledged Equity Interests; individually, an "Issuer."

            "Pledged Equity Interests": the Equity Interests listed on Schedule 1 hereto, together with all certificates, options or similar rights of any nature whatsoever or any investment property (as defined in the Code) in the Issuers, in each case that may be issued to or held by the Pledgor while this Agreement is in effect, including Additional Pledged Equity Interests; provided that in no event shall more than 65% of the issued and outstanding shares of capital stock of any Foreign Subsidiary be Pledged Equity Interests.

            "Proceeds": all "proceeds" as such term is defined in Section 9-102(64) of the Code and, in any event, shall include, without limitation, all dividends or other income from the Pledged Equity Interests, collections thereon or distributions with respect thereto.

            "Securities Act": the Securities Act of 1933, as amended.

      (c) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section and paragraph references are to this Agreement unless otherwise specified.

      (d) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

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      2.  Pledge; Grant of Security Interest. The Pledgor hereby grants to
Agent, for the ratable benefit of the Lenders, a security interest in the Collateral, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations, and hereby agrees that it will deliver or cause to be delivered to the Agent, for the ratable benefit of the Lenders, all certificates representing the Pledged Equity Interests no later than the date hereof, except for any certificates representing Additional Pledged Equity Interests, which shall be forthwith delivered to Agent upon the Pledgor's receipt thereof.

      3. Stock Powers. Concurrently with the delivery to the Agent of each certificate representing any Pledged Equity Interest pursuant to paragraph 2 above, the Pledgor shall deliver an undated stock power or other instrument of transfer covering such certificate, duly executed in blank by the Pledgor with, if the Agent so requests, signature guaranteed.

      4. Representations and Warranties. The Pledgor represents and warrants that:

            (a) The Pledged Equity Interests constitute 100% of the issued and outstanding Equity Interests of the Issuer held by the Pledgor on the date hereof.

            (b) All the Pledged Equity Interests have been (or, with respect to Additional Pledged Equity Interests, when pledged to the Agent, will be) duly and validly issued and are (or, with respect to Additional Pledged Equity Interests, when pledged to the Agent, will be) fully paid and nonassessable.

            (c) The Pledgor is (or, with respect to Additional Pledged Equity Interests, when pledged to the Agent, will be) the record and beneficial owner of, and has (or, with respect to Additional Pledged Equity Interests, when pledged to the Agent will have) good and marketable title to, the Pledged Equity Interests, free of any and all Liens or options in favor of, or material adverse claims on any of the Pledged Equity Interests by, any other Person, except the security interest created by this Agreement or any other Credit Document and Liens arising by operation of law.

            (d) There are no contractual or charter restrictions upon the voting rights or upon the transfer of any of the Collateral for which the consent from the applicable party has not been obtained previously.

            (e) The Pledgor has the right to vote, pledge and grant a security interest in or otherwise transfer the Collateral without the consent of any other party that has not been obtained previously and free of any Liens (other than Liens permitted under the Credit Documents), and without any restriction under the Organization Documents of the Pledgor or any Issuer or any agreement among the Pledgor's or any Issuer's equity holders.

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            (f) This Agreement has been duly authorized, executed and delivered by the Pledgor and constitutes a legal, valid and binding obligation of the Pledgor, enforceable in accordance with its terms except as affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

            (g) The execution, delivery and performance by the Pledgor of this Agreement and the exercise by the Agent of its rights and remedies hereunder do not and will not result in the violation of (i) the Organization Documents of the Pledgor, (ii) any agreement, indenture or instrument by which the Pledgor or any Issuer is bound to the extent that any such violation could reasonably be expected to have a Material Adverse Effect or (iii) Applicable Law to which the Pledgor or any Issuer is subject (except the Pledgor makes no representation or warranty about Lender's prospective compliance with any federal or state laws or regulations governing the sale or exchange of securities);

            (h) No Pledged Equity Interest is now or will hereafter be held or maintained in the form of a securities entitlement or credited to any securities account.

            (i) All of the Pledged Equity Interests are now and will hereafter be evidenced by certificates.

            (k) Upon delivery to the Agent of all certificates evidencing any Pledged Equity Interests, the security interest created by this Agreement, assuming the continuing possession of the Pledged Equity Interests by the Agent, will constitute a valid and perfected first priority security interest in the Collateral to the extent provided in the Code, enforceable in accordance with its terms against all creditors of the Pledgor and any Persons purporting to purchase any Collateral from the Pledgor, except as affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing; provided, however, that the above representation and warranty does not apply to any Lien arising by operation of law and entitled to a priority over the security interest created by this Agreement.

      5. Covenants. The Pledgor covenants and agrees with the Agent and the Lenders that, from and after the date of this Agreement for so long as there are Revolver Commitments outstanding under the Credit Agreement and thereafter until payment in full of the Obligations (except for contingent obligations of any Obligor under indemnifications that survive termination of the Revolver Commitments):

            (a) If the Pledgor shall, as a result of its ownership of the Pledged Equity Interests, become entitled to receive or shall receive any certificate (including, without

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      limitation, any certificate representing a dividend payable in the form of an Equity Interest or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), stock option or similar rights, whether in addition to, in substitution of, as a conversion of, or in exchange for any Pledged Equity Interest, or otherwise in respect thereof (collectively, the "Additional Pledged Equity Interests"), the Pledgor shall accept the same as the agent of the Agent and the Lenders, hold the same in trust for the Agent and the Lenders and deliver the same forthwith to the Agent in the exact form received, duly indorsed by the Pledgor to the Agent, if required, together with an undated stock power covering such certificate duly executed in blank by the Pledgor and with, if the Agent so requests, signature guaranteed, to be held by the Agent, subject to the terms hereof, as additional collateral security for the Obligations. Any sums paid upon or in respect of the Pledged Equity Interests upon the liquidation or dissolution of any Issuer (other than pursuant to a transaction permitted under Sections 10.2.1 or 10.2.9 of the Credit Agreement) shall be paid over to the Agent to be held by it hereunder as additional collateral security for the Obligations, and in case any property shall be distributed upon or with respect to the Pledged Equity Interests pursuant to the recapitalization or reclassification of the capital of any Issuer or pursuant to the reorganization thereof (other than pursuant to a transaction permitted under Sections 10.2.1 or 10.2.9 of the Credit Agreement), the property so distributed shall be delivered to the Agent to be held by it hereunder as additional collateral security for the Obligations. If any such sums of money or property so paid or distributed in respect of the Pledged Equity Interests shall be received by the Pledgor, the Pledgor shall, until such money or property is paid or delivered to the Agent, hold such money or property in trust for the Agent and the Lenders, segregated from other funds of the Pledgor, as additional collateral security for the Obligations.

            (b) Without the prior written consent of the Agent, the Pledgor will not vote to enable, or take any other action to permit, any Issuer to issue any Equity Interests of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any Equity Interests of any nature of any Issuer, to any Person other than the Pledgor, sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Collateral, except as permitted by Sections 10.2.1, 10.2.9 or 10.2.10 of the Credit Agreement, or create, incur or permit to exist any Lien or option in favor of, or any material adverse claim of any Person with respect to, any of the Collateral, or any interest therein, except for the security interests created by this Agreement and Liens arising by operation of law.

            (c) The Pledgor shall defend the security interest created by this Agreement as a perfected security interest against claims and demands of all Persons whomsoever. At any time and from time to time, upon the written request of the Agent, and at the sole expense of the Pledgor, the Pledgor will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Agent may reasonably request for the purposes of obtaining or preserving the full benefits of this Agreement and

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      of the rights and powers herein granted. In the event that an Event of
      Default has occurred and is continuing, if any amount payable under or in connection with any of the Collateral shall be or become evidenced by any instrument (including any promissory note) or chattel paper (in each case as defined in the Code), such instrument or chattel paper shall be immediately delivered to the Agent, duly endorsed in a manner satisfactory to the Agent, to be held as Collateral pursuant to this Agreement. Prior to such delivery, the Pledgor shall hold all such instruments and chattel paper in trust for the Agent, for the ratable benefit of the Lenders, and shall not commingle any of the foregoing with any assets of the Pledgor.

            (d) The Pledgor shall pay, and save the Agent and the Lenders harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other similar taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement.

      6. Cash Dividends; Voting Rights. Unless an Event of Default shall have occurred and be continuing and the Agent shall have given notice to the Pledgor of the Agent's intent to exercise its corresponding rights pursuant to paragraph 7 below, the Pledgor shall be permitted to receive all dividends and distributions paid or made in respect of the Pledged Equity Interests and to exercise all voting and corporate or limited liability company (as the case may be) and other rights with respect to the Pledged Equity Interests; provided, however, that no vote shall be cast or corporate or limited liability company (as the case may be) right exercised or other action taken which would materially impair the Collateral (other than pursuant to a transaction permitted under the Credit Agreement) or result in any violation of any provision of the Credit Agreement, this Agreement or any other Credit Document.

      7. Rights of the Lenders and the Agent. If an Event of Default shall occur and be continuing and the Agent shall give notice to the Pledgor of its intent to exercise such rights, (i) the Agent shall have the right to receive any and all cash dividends paid in respect of the Pledged Equity Interests and make application thereof to the Obligations in such order as the Agent may determine and (ii) the Agent shall have the right to cause all of the Pledged Equity Interests to be registered in the name of the Agent or its nominee, and the Agent or its nominee may thereafter exercise (x) all voting and corporate or limited liability company (as the case may be) and other rights pertaining to such Pledged Equity Interests at any meeting of equity holders of any Issuer or otherwise and (y) any and all rights of conversion, exchange, subscription and any other rights, privileges or options pertaining to such Pledged Equity Interests as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Pledged Equity Interests upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the structure of any Issuer, or upon the exercise by the Pledgor or the Agent of any right, privilege or option pertaining to such Pledged Equity Interests, and in connection therewith, the right to deposit and deliver any and all of the Pledged Equity Interests with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Agent may determine), all without liability (other than for its gross negligence or willful misconduct) except to

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account for property actually received by it, but the Agent shall have no duty to the Pledgor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing; provided that the Agent shall not exercise any voting or other consensual rights pertaining to the Pledged Equity Interests in any way that would constitute an exercise of the remedies described in paragraph 8 other than in accordance with such paragraph 8.

      8. Remedies. If an Event of Default shall occur and be continuing, the Agent, on behalf of the Lenders, may (and upon written instructions to do so from the Required Lenders, shall) exercise all rights and remedies of a secured party under the Code, and, to the extent permitted by law, all other rights and remedies granted in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations. Without limiting the generality of the foregoing, the Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon the Pledgor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may (and upon written instructions to do so from the Required Lenders, shall) in such circumstances, to the extent permitted by law, forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, assign, give option or options to purchase or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, in the over-the-counter market, at any exchange, broker's board or office of the Agent or any Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Agent or any Lender shall have the right, to the extent permitted by law, upon any such sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Pledgor, which right or equity is hereby waived or released. The Agent shall apply any Proceeds from time to time held by it and the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred in respect thereof or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Agent and the Lenders hereunder, including, without limitation, reasonable attorneys' fees and disbursements of counsel to the Agent, to the payment in whole or in part of the Obligations, in such order as the Agent may elect, and only after such application and after the payment by the Agent of any other amount required by any provision of law, including, without limitation, Section 9-615(a) of the Code, need the Agent account for the surplus, if any, to the Pledgor. To the extent permitted by applicable law, the Pledgor waives all claims, damages and demands it may acquire against the Agent or any Lender arising out of the repossession, retention or sale of the Collateral, other than any such claims, damages and demands that may arise from the gross negligence or willful misconduct of any of them. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition. The Pledgor shall remain liable for any deficiency if the proceeds of any sale or other disposition of Collateral are insufficient to pay the then outstanding Obligations and the fees and disbursements of any attorneys employed by the Agent or any Lender to collect such deficiency.

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      9.  Registration Rights; Private Sales.

            (a) If the Agent shall determine to exercise its right to sell any or all of the Pledged Equity Interests pursuant to paragraph 8 hereof, and if in the reasonable opinion of the Agent it is necessary or reasonably advisable to have the Pledged Equity Interests, or that portion thereof to be sold, registered under the provisions of the Securities Act, the Pledgor will use its best efforts to cause each Issuer thereof (i) to execute and deliver, and cause the directors and officers of such Issuer to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts as may be, in the reasonable opinion of the Agent, necessary or reasonably advisable to register the Pledged Equity Interests to be sold, or that portion thereof to be sold under the provisions of the Securities Act, (ii) to use its best efforts to cause the registration statement relating thereto to become effective and to remain effective for a period of not more than one year from the date of the first public offering of the Pledged Equity Interests, or that portion thereof to be sold, ending when all such Pledged Equity Interests are sold, and (iii) to make all amendments thereto and/or to the related prospectus which, in the reasonable opinion of the Agent, are necessary or reasonably advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. If the Agent shall determine to exercise its right to sell any or all of the Pledged Equity Interests pursuant to paragraph 8 hereof, and if in the reasonable opinion of the Agent it is necessary or reasonably advisable to comply with the provisions of the securities or "Blue Sky" laws of any jurisdiction, the Pledgor agrees to use its best efforts to cause each such Issuer to comply with the provisions of the securities or "Blue Sky" laws of any and all jurisdictions which the Agent shall reasonably designate and to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of
      Section 11(a) of the Securities Act.

            (b) The Pledgor recognizes that the Agent may be unable to effect a public sale of any or all the Pledged Equity Interests, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. The Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Agent shall be under no obligation to delay a sale of any of the Pledged Equity Interests for the period of time necessary to permit the Issuer thereof to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such Issuer would agree to do so.

            (c) The Pledgor further agrees to use its best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the

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      Pledged Equity Interests pursuant to this paragraph 9 valid and binding and in compliance with any and all other applicable Requirements of Law. The Pledgor further agrees that a breach of any of the covenants contained in this Section will cause irreparable injury to the Agent and the Lenders, that the Agent and the Lenders have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section shall be specifically enforceable against the Pledgor, and, to the extent permitted by law, the Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred and is continuing under the Credit Agreement.

      10. Irrevocable Authorization and Instruction to Issuers. The Pledgor hereby authorizes and instructs each Issuer to comply with any instruction received by it from the Agent in writing that (a) states that an Event of Default has occurred and is continuing and (b) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from the Pledgor, and the Pledgor agrees that each Issuer shall be fully protected in so complying. Furthermore, to the extent any portion of the Collateral may now or hereafter consist of uncertificated securities within the meaning of Article 8 of the UCC, the Pledgor irrevocably authorizes and instructs each Issuer to comply with any instruction received by it from the Agent with respect to such Collateral without any other or further instructions from or consent of the Pledgor, and the Pledgor agrees that each Issuer shall be fully protected in so complying; provided, however, that the Agent agrees that it will not issue or deliver any instructions to any Issuer except after the occurrence and during the continuation of an Event of Default.

      11. Agent's Appointment as Attorney-in-Fact.

            (a) The Pledgor hereby irrevocably constitutes and appoints the Agent and any officer or agent of the Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Pledgor and in the name of the Pledgor or in the Agent's own name, from time to time in the Agent's discretion, in the event that an Event of Default has occurred and is continuing, and to the extent permitted by law, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or reasonably desirable to accomplish the purposes of this Agreement, including, without limitation, any financing statements, endorsements, assignments or other instruments of transfer.

            (b) The Pledgor hereby ratifies all that said attorneys shall lawfully do or cause to be done pursuant to the power of attorney granted in paragraph 11. All powers, authorizations and agencies contained in this Agreement with respect to the Collateral are powers coupled with an interest and are irrevocable for so long as there are Revolver Commitments outstanding under the Credit Agreement and thereafter until payment in full of the Obligations (except for contingent obligations of any Obligtor under indemnifications that survive termination of the Revolver Commitments).

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      12. Duty of Agent. The Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under
Section 9-207 of the Code or otherwise, shall be to deal with it in the same manner as the Agent deals with similar securities and property for its own account. None of the Agent any Lender nor any of their respective directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Pledgor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof.

      13. Authorization to File Financing Statements, Etc. Pursuant to any applicable law, the Pledgor authorizes the Agent to file or record financing statements and other filing or recording documents or instruments with respect to the Collateral without the further signature or consent of the Pledgor in such form and in such offices as the Agent determines appropriate to perfect the security interests of the Agent under this Agreement.

      14. Authority of Agent. The Pledgor acknowledges that the rights and responsibilities of the Agent under this Agreement with respect to any action taken by the Agent or the exercise or non-exercise by the Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as among the Agent and the Lenders, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Agent and the Pledgor, the Agent shall be conclusively presumed to be acting as agent for the Lenders with full and valid authority so to act or refrain from acting, and neither the Pledgor nor any Issuer shall be under any obligation to make any inquiry respecting such authority.

      15. Notices. All notices, requests and demands under this Agreement shall be given, and shall be deemed effective, in accordance with Section 15.9 of the Credit Agreement, except that (a) notices to the Pledgor (if other than Remington) shall be delivered to it care of Remington at the address for Remington set forth in the Credit Agreement and (b) notices to the Issuers shall be given at the addresses set forth under their signatures below with a copy to Remington at the address for Remington set forth in the Credit Agreement. The Agent, the Pledgor and each Issuer may change its address and transmission numbers for notices by notice in the manner provided in Section 15.9 of the Credit Agreement.

      16. Release of Collateral and Termination.

            (a) At such time as the Obligations (except for contingent obligations of any Obligor under indemnifications that survive termination of the Revolver Commitments) have been paid in full and the Revolver Commitments have been terminated, the Collateral shall be released from the Liens created hereby, and this Agreement and all obligations (other than those expressly stated to survive such termination) of the Agent and the Pledgor hereunder shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the Pledgor. Upon request of the

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      Pledgor following any such termination, the Agent shall deliver (at the sole cost and expense of the Pledgor) to the Pledgor any Collateral held by the Agent hereunder, and execute and deliver (at the sole cost and expense of the Pledgor) to the Pledgor such documents as the Pledgor shall reasonably request to evidence such termination.

            (b) If any of the Collateral shall be sold, transferred or otherwise disposed of by the Pledgor in a transaction permitted by the Credit Agreement, then the Agent shall execute and deliver to the Pledgor (at the sole cost and expense of the Pledgor) all releases or other documents necessary or reasonably desirable for the release of the Liens created hereby on such Collateral.

      17. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

      18. Amendments in Writing; No Waiver; Cumulative Remedies.

            (a) None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Pledgor and the Agent.

            (b) Neither the Agent nor any Lender shall by any act (except by a written instrument pursuant to paragraph 18 hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Agent or any Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Agent or any Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Agent or such Lender would otherwise have on any future occasion.

            (c) The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

      19. Section Headings. The section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or to be taken into consideration in the interpretation hereof.

      20. Successors and Assigns. This Agreement shall be binding upon the successors and assigns of the Pledgor and shall inure to the benefit of the Agent, the Other Representatives and the Lenders and their successors and assigns.

      21. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF, OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW); PROVIDED, HOWEVER, THAT IF ANY COLLATERAL SHALL BE LOCATED IN ANY JURISDICTION OTHER THAN NEW YORK, THE LAWS OF SUCH JURISDICTION SHALL GOVERN THE METHOD, MANNER AND PROCEDURE FOR FORECLOSURE OF AGENT'S LIEN UPON COLLATERAL AND THE ENFORCEMENT OF AGENT'S OTHER REMEDIES OF COLLATERAL TO THE EXTENT THAT THE LAWS OF SUCH JURISDICTION ARE DIFFERENT FROM OR INCONSISTENT WITH THE LAWS OF THE STATE OF NEW YORK. NOTWITHSTANDING THE FOREGOING PROVISION FOR THE NOTICE AND SALE OF COLLATERAL UNDER THE LAW OF THE SITUS, IT IS THE PARTIES' INTENTION THAT NEW YORK LAW CONTROL THE OBLIGATIONS OF PLEDGOR UNDER THE CREDIT DOCUMENTS AND THE ENFORCEMENT OF THE SAME SUCH THAT, FOR EXAMPLE, PLEDGOR AGREES AND ACKNOWLEDGES THAT PURSUANT TO NEW YORK LAW PLEDGOR SHALL BE LIABLE FOR A DEFICIENCY JUDGMENT NOTWITHSTANDING THE SALE OF REAL PROPERTY COLLATERAL UNDER A POWER OF SALE AND FURTHER THAT LENDERS OR AGENT MAY, AT THEIR ELECTION, SEEK A MONEY JUDGMENT UNDER THE CREDIT DOCUMENTS WITHOUT FIRST EXHAUSTING ALL COLLATERAL SECURING THE OBLIGATIONS THEREUNDER.

      IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed and delivered as of the date first above written.


                              RACI HOLDING, INC.

                              By: /s/ Thomas Millner
                                -------------------------
                              Name:   Thomas Millner
                                   ----------------------
                              Title:  President
                                    ---------------------

                                            ACKNOWLEDGED AND AGREED AS OF
                                            THE DATE HEREOF BY:

                                            WACHOVIA BANK, NATIONAL ASSOCIATION,
                                            as Agent

                                            By: /s/ Brian R. O'Fallon
                                              --------------------------
                                            Name:   Brian R. O'Fallon
                                                 -----------------------
                                            Title:  Director
                                                  ----------------------

                                   SCHEDULE 1
                               TO PLEDGE AGREEMENT

                     DESCRIPTION OF PLEDGED EQUITY INTERESTS

                                                     % of
                                                  Outstanding
                              Type and Class of     Equity      Certificate
      Issuer                  Equity Interests     Interests         No.
---------------------------------------------------------------------------
Remington Arms Company, Inc.    common stock         100%            1
---------------------------------------------------------------------------

                      ACKNOWLEDGEMENT AND CONSENT OF ISSUER

      The undersigned hereby acknowledges receipt of a copy of the attached Pledge Agreement (as the same may be amended, supplemented, waived or otherwise modified from time to time, the "Pledge Agreement"), dated as of January 24, 2003, made by RACI Holding, Inc., a Delaware corporation, in favor of Wachovia Bank, National Association, a national banking association, as collateral and administrative agent (in such capacity, the "Agent") for the several banks and other financial institutions (collectively, the "Lenders") from time to time parties to the Credit Agreement, dated January 24, 2003 (as the same may be amended, supplemented, waived or otherwise modified from time to time, the "Credit Agreement"), among Remington Arms Company, Inc., a Delaware corporation, and RA Factors, Inc., a Delaware corporation, Fleet Capital Corporation, as syndication agent, National City Commercial Finance, Inc., as documentation agent, the Agent, and the Lenders. The undersigned agrees for the benefit of the Agent and the Lenders as follows:

      1. The undersigned will be bound by the terms of the Pledge Agreement and will comply with the such terms insofar as such terms are applicable to the undersigned.

      2. The undersigned will notify the Agent promptly in writing of the occurrence of any of the events described in paragraph 5(a) of the Pledge Agreement.

      3. The terms of paragraph 9 of the Pledge Agreement shall apply to it, mutatis mutandis, with respect to all actions that may be required of it under or pursuant to or arising out of Section 9 of the Pledge Agreement.

      4. With respect to any of the Collateral that may now or hereafter consist of uncertificated securities within the meaning of Article 8 of the UCC, the undersigned will comply with instructions originated by the Agent without the further consent of the Pledgor.

                              REMINGTON ARMS COMPANY, INC.

                              By: /s/ Thomas L. Millner
                                --------------------------
                              Name:   Thomas L. Millner
                                   -----------------------
                              Title:  President
                                    ----------------------

                              Address for Notices:

                              870 Remington Drive
                              Madison, North Carolina 27025
                              Attention: President
                              Telecopy No.: (336) 548-7801